Exhibit 10.2

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) dated as of August 2, 2007, is entered into by and among NuTech Digital, Inc., a California corporation (“Buyer”) and Jump Communications, Inc., a Nevada corporation (the “Company”).

RECITALS

A.
The Company owns (i) all property rights to ten (10) Alcatel 7470 telco switches configured for ATM/Ethernet protocols utilizing connections from 64Kb/s to OC3, (ii) exclusive licenses for software and firmware for the management and aggregation of switched and routed connectivity; (ii) any and all logos, trademarks, servicemarks and good will of the Company; and (iii) exclusive licenses of certain intellectual property, including, without limitation, the Company’s proprietary algorithms for the compression of digital video signals, trademarks, hardware, software and firmware, programs and related documentation to enable the management and operation of a competitive local exchange carrier operating telco switches in both intra and inter state, billings system, call management system and related derivative works.

B.
Concurrently with the execution of this Agreement, the Company and Buyer are entering into a license agreement covering certain intellectual property for digital video compression and for the management and delivery of video, audio and data over a fully switched or routed network, as set forth in the License Agreement, a copy of which is attached hereto.

C.
Buyer desires to purchase from the Company and the Company desires to sell to Buyer, the Purchased Assets, as set forth in Schedule 1.1 hereinbelow, at the price and under the specified terms and conditions as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF ASSETS

1.1.          Assets to be Transferred. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 3.1 below), the Company shall sell, transfer, convey, assign, and deliver to Buyer, or its assignee, and Buyer shall purchase and accept, all of the assets set forth on Schedule 1.1 hereto (the “Purchased Assets”).

1.2.          No Warranty. Buyer hereby acknowledges and agrees that the PURCHASED ASSETS ARE BEING SOLD, TRANSFERRED, CONVEYED, ASSIGNED AND DELIVERED “AS IS”, “WHERE IS”, “WITH ALL FAULTS,” AND WITHOUT RECOURSE OR REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT.

ARTICLE II

PURCHASE PRICE - PAYMENT

2.1.          Purchase Price and Payment. The purchase price for the Assets shall be an amount of capital, consisting of shares of Purchaser’s preferred stock and common stock, such that the Company will own ninety (90%) percent of the issued and outstanding capital of the Purchaser on a fully-diluted basis on and after the Closing (the “Purchase Price”). The Purchase Price shall be paid at the Closing by delivery to Seller of a certificate or certificates representing the appropriate amount of Purchaser’s stock (the “Shares”). The Purchase Price shall be calculated on a fully-diluted, as converted basis (after taking into account any and all notes, options, warrants and other securities convertible into, or ultimately exchangeable or exercisable for, any shares of Purchaser’s capital stock and any agreements or rights for the purchase or acquisition from Purchaser of any shares of Purchaser’s capital stock) as at the time of the Closing.

ARTICLE III

CLOSING

3.1.          Closing. The closing of the transactions contemplated by this Agreement (the “Closing”), shall take place at 1:00 p.m. (PDT) at the offices of Jump Communications, Inc., 10390 Wilshire Boulevard, Penthouse 20, Los Angeles, California 90024, on or before August 23, 2007, unless another date or place is agreed to in writing by the parties hereto.  The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

3.2.          Documents to be Delivered by the Company.

At the Closing, the Company shall deliver the following documents, in each case duly executed or otherwise in proper form:

(a)	Bill of Sale. A bill of sale for all of the tangible and intangible Purchased Assets described in Section 1.1 substantially in the form attached hereto as Exhibit A (the “Bill of Sale”);

(b)	License Agreement. A License Agreement substantially in the form of Exhibit 3.2(b) attached hereto (the “License Agreement”);

(c)
Assignment and Assumption Agreement.  An Assignment and Assumption Agreement assigning all of the Company’s rights in any intangible Purchased Assets described in Section 1.1, substantially in the form attached hereto as Exhibit 3.2(c) (the “Assignment and Assumption Agreement”);

(d)
Certified Resolutions.  A certified copy of the resolutions of the Board of Directors authorizing and approving this Agreement and the consummation of the transactions contemplated by this Agreement; and

(e)
Other Documents.  Such additional documents, instruments or writings reasonably required by Buyer pursuant to Section 6.3 below, including, without limitation, any subordination agreement required by any senior lender of Buyer.

3.3.          Documents to be Delivered by Buyer. At the Closing, Buyer shall deliver the following documents, in each case duly executed or otherwise in proper form:

(a)	Purchase Price. The Purchase Price as set forth in Section 2.1 above;

(b)	Stock Certificates. Stock certificates representing the NuTech Digital preferred stock and/or common stock, duly endorsed to Company.

(c)
Designation of Preferences.  The Designation of Preferences for the Preferred Stock, substantially in the form attached hereto as Exhibit 3.3(c), which will be filed by Buyer with the Secretary of State of California on or after the Closing.

(d)	Assignment and Assumption Agreement. The Assignment and Assumption Agreement assuming all of the Company’s rights in any intangible Purchased Assets described in Section 1.1;

(e)
Certified Resolutions.  A certified copy of the resolutions of the Board of Directors of the Buyer authorizing and approving this Agreement and the consummation of the transactions contemplated by this Agreement; and

(f)	Other Documents. Such additional documents, instruments or writings reasonably required by the Company and its shareholders pursuant to Section 6.3 below.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Buyer as of the date hereof as follows:

4.1.          Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

4.2.          Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by the Company is subject only to the authorization of the Board of Directors of the Buyer. Once such authorization has been received, no further corporate or other action is necessary on its part to make this Agreement valid and binding upon it and enforceable against it in accordance with its terms or to carry out the transactions contemplated hereby.

4.3.          No Violations. The execution, delivery and performance of this Agreement by the Company do not and will not (1) constitute a breach or a violation of any law, rule or regulation, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which the Company is a party or by which it is bound; (2) constitute a violation of any order, judgment or decree to which the Company is a party or by which it is bound or by which any of the Purchased Assets are bound or affected; or (3) result in the creation of any lien, charge or encumbrance upon any of the Purchased Assets.

4.4.          Title to and Condition of Assets. The Company has good and marketable title to all the Purchased Assets.  As of the date of this Agreement, such Purchased Assets are subject to no known guaranty, judgment, execution, pledge, lien, conditional sales agreement, security agreement, encumbrance or charge, except as disclosed pursuant to this Agreement (with respect to which no default exists) and except for liens for taxes not delinquent.

4.5.          Compliance With Applicable Laws. To the Company’s knowledge, the conduct of the business by the Company does not violate or infringe any federal, state, local or foreign law, statute, ordinance, license or regulation that is presently in effect.  To the Company’s knowledge, such conduct does not violate or infringe any right or concession, copyright, trademark, trade name, patent, know-how or other proprietary right of others, the enforcement of which would materially adversely affect the value of the Purchased Assets.  The Company has and has maintained all licenses and permits required by all local, state and federal authorities and regulating bodies.

4.6.          Approvals and Consents. Other than as set forth in 4.1 above, no consent, approval or authorization is required in connection with the execution or delivery of this Agreement by the Company or the consummation by it of the transactions contemplated hereby.

4.7.
Brokers. Company acknowledges that there may be brokers, consultants or others that may be entitled to be paid in connection with the transactions contemplated by this Agreement.  The Company represents that the Buyer shall not have any liability for any claim for a broker’s fee, finder’s fee, consultant’s fee, attorney’s fee or other third party remuneration by reason of any action of the Company.

Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 4, THE PURCHASED ASSETS ARE BEING SOLD, TRANSFERRED, CONVEYED, ASSIGNED AND DELIVERED “AS IS”, “WHERE IS”, “WITH ALL FAULTS,” AND WITHOUT RECOURSE OR REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer hereby represents and warrants to the Company as of the date hereof as follows:

5.1.          Organization and Standing. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power and authority to carry on its business as it is now being conducted.

5.2.          Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by the Buyer is subject only to the authorization of the Board of Directors of the Buyer.  Once such authorization has been received, no further corporate or other action is necessary on its part to make this Agreement valid and binding upon it and enforceable against it in accordance with its terms or to carry out the transactions contemplated hereby.

5.3.          No Violations. The execution, delivery and performance of this Agreement by the Buyer do not and will not (1) constitute a breach or a violation of any law, rule or regulation, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which the Buyer is a party or by which it is bound; or (2) constitute a violation of any order, judgment or decree to which the Buyer is a party.

5.4.          Approvals and Consents. Other than as set forth in 5.2 above, no consent, approval or authorization is required in connection with the execution or delivery of this Agreement by the Buyer or the consummation by it of the transactions contemplated hereby.

5.5.          Capital Stock. The authorized capital stock of the Buyer consists of 50,000,000 shares of Preferred Stock and 100,000,000 shares of Common Stock. There are currently no shares of Preferred Stock issued and outstanding and 34,172,494 shares of Common Stock issued and outstanding.  With respect to the Preferred Stock, each share will have the rights and preferences set forth in the Designation of Preferences.  With respect to the Common Stock: (i) each holder thereof being entitled to cast one vote for each share held on all matters properly submitted to the shareholders for their vote; and (ii) there being no pre-preemptive rights and no cumulative voting.  Except as set forth on Schedule 5.6 attached hereto, the Buyer has no shares reserved for issuance pursuant to a stock option plan or pursuant to securities exercisable for, or convertible into or exchangeable for shares of any series of Common Stock.  All of the outstanding shares of capital stock of the Buyer are validly issued, fully paid and non-assessable. Except as set forth on Schedule 5.6 attached hereto, there are currently no outstanding subscriptions, options, rights, warrants, convertible securities, preemptive rights or other agreements or understandings with respect to the voting, sale, transfer, rights of first refusal, rights of first offer, proxy or registration or calls, demands or commitments of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of the Buyer.

ARTICLE VI

ADDITIONAL COVENANTS

The parties covenant and agree as follows:

6.1.          Access to Information and Records. During the period prior to the Closing, each party shall, and shall cause its officers, employees, agents, independent accountants and advisors to, furnish to the other party, its respective officers, employees, agents, independent accountants and advisors, at reasonable times and places, all information in their possession concerning the transactions contemplated hereby as may be reasonably requested, and give such persons access to all of the properties, books, records, contracts and other documents of or pertaining to the other party that such other party or its officers, employees, agents, independent accountants or advisors shall have in their custody.  The foregoing covenant is conditioned upon the agreement by the parties to maintain any and all such information and records obtained hereunder as confidential, and each receiving party shall not release any such information and records without the prior written consent of the disclosing party.

6.2.          Conduct of Buyer Pending the Closing. From the date hereof until the Closing, except as otherwise approved in writing by the Company:

(a)	No Changes. Buyer will carry on its business diligently and in the same manner as heretofore and will not make or institute any changes in its methods of management, accounting or operation.

(b)
Maintain Organization.  Buyer will take such action as may be necessary to maintain, preserve, renew and keep in favor and effect the existence, rights and franchises of Buyer and will use its best efforts to preserve the business organization of Buyer intact, to keep available to Company the present officers and employees, and to preserve for Company its present relationships with suppliers and customers and others having business relationships with Buyer.  Buyer will continue to file on a timely basis any and all reports required under the applicable securities laws, and will maintain its listing on the OTC-Bulletin Board under the symbol “NTDL.”

(c)	No Breach. Buyer will not do or omit any act, or permit any omission to act, which may cause a breach of any material contract, commitment or obligation, of Buyer as of the date hereof.

(d)
No Material Contracts.  No contract or commitment will be entered into, and no purchase of raw materials or supplies and no sale of goods or services (real, personal, or mixed, tangible or intangible) will be made, by or on behalf of Buyer, except contracts, commitments, purchases or sales which are in the ordinary course of business and consistent with past practice, are not material to Buyer (individually or in the aggregate).

(e)	Maintenance of Property. Buyer shall use, operate, maintain and repair all property of Buyer in a normal business manner.

(f)	No Corporate Changes. Buyer shall not amend its Certificate of Incorporation or By-laws or make any changes in authorized or issued capital stock.

(g)
No Negotiations.  Neither Buyer nor any of its stockholders will, directly or indirectly (through a representative or otherwise), solicit or furnish any information to any prospective buyer, commence, or conduct presently ongoing, negotiations with any other party or enter into any agreement with any other party concerning the sale of the Buyer, its assets or business or any part thereof or any equity securities of Buyer (an “acquisition proposal”), and Buyer shall immediately advise Company of the receipt of any such acquisition proposal.

(h)	No Indebtedness. Buyer shall not create, incur, guarantee or assume, or agree to create, incur, guarantee or assume, any indebtedness for borrowed money.

6.3.          Further Assurances. The parties hereto agree to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to fulfill the conditions to Closing set forth in this Agreement and to consummate the transactions contemplated hereby.  In addition, each party hereto agrees to execute reasonable supplemental or additional documents, to execute reasonable amendments to documents delivered at Closing, to re-execute documents delivered at Closing and to take any other reasonable actions as are necessary or reasonably appropriate to fully carry out and consummate the transactions contemplated herein or to correct errors or omissions, if any, in any document delivered at Closing.

6.4.          Board of Directors. The business of the Buyer is carried out under the general supervision its Board of Directors.  Upon the Closing, the all Parties hereto shall take such action as may be necessary to limit the number of members of the Board of Directors to three, of which the Buyer will be given the opportunity to designate one (1) Board Member to serve on the Board of Directors; the Company shall designate two members of the Board of Directors, including the Chairman of the Board  Management of the Buyer and Company agree to nominate such individuals for election at a special shareholder meeting of the Buyer to be held upon the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS

7.1.          Conditions to Obligations of Buyer to Consummate the Transactions. The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions, unless waived in writing prior to the Closing by Buyer:

(a)
The Company shall have performed, in all material respects, all obligations and complied with all covenants required by this Agreement to be performed or complied with, in all material respects, by it prior to the Closing.

(b)	Each of the documents or other items to be delivered by the Company at the Closing pursuant to Section 3.2 shall have been delivered.

(c)	Buyer shall have received the due authorization of its Board of Directors to enter into and consummate the transactions contemplated hereby.

ARTICLE VIII

CONDITIONS PRECEDENT TO COMPANY’S OBLIGATIONS

8.1.          Conditions to Obligations of the Company to Consummate the Transactions. The obligation of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions, unless waived in writing prior to the Closing by the Company:

(a)
Buyer shall have performed, in all material respects, all obligations and complied with all covenants required by this Agreement to be performed or complied with, in all material respects, by it prior to the Closing.

(b)	Each of the documents and other items to be delivered by the Buyer at the Closing pursuant to Section 3.3 shall have been delivered.

(c)
Nothing having a Material Adverse Effect (as defined below) shall have occurred between the date hereof and the Closing in the business, operations, financial or other condition of the Buyer.  For purposes of this Agreement, the term “Material Adverse Effect” means an effect or condition that individually or when taken together with all other effects or conditions of like nature would be reasonably expected to have a material adverse effect on (i) the business, operations financial or other condition of the Buyer; or (ii) the Buyer’s ability to consummate the transactions required by this Agreement.

(d)	The Company shall have received the due authorization of its Board of Directors to enter into and consummate the transactions contemplated hereby.

ARTICLE IX

TERMINATION

9.1.          Right of Termination. This Agreement may be terminated without further liability of any party at any time prior to the Closing:

(a)	by mutual written agreement of Buyer and Company;

(b)	by either party if there has been a material breach by the other party of its respective representations, warranties and covenants set forth in Articles 4, 5 or 6, as applicable; or

(c)	by either party if there has occurred an event constituting a Material Adverse Effect.

(d)
If at any time, before or after Closing, the Buyer seeks protection under the Bankruptcy laws of any State or the U. S. Federal Government, or otherwise seeks to terminate or wind up its business pursuant to any statute, or ceases to exploit, for any reason, the rights and licenses granted hereunder or pursuant to the License Agreement entered into by and between the Parties hereto, then and in such event, the Licenses shall be deemed terminated, without further action by any Party, and all rights and licenses shall revert to Jump Communications, Inc. or its successor in interest.

9.2.          Effect of Termination; Sole Remedy. Upon any termination of this Agreement prior to Closing, the Purchased Assets shall automatically revert back to Company and this Agreement shall be of no further force or effect.  The parties hereby acknowledge and agree that their sole remedy with respect to any breach by the other party of its respective representations, warranties and covenants set forth in Articles 4, 5 or 6, as applicable, shall be termination of this Agreement with no liability to the breaching party.

ARTICLE X

MISCELLANEOUS

10.1.        Rules of Construction. All Exhibits and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Exhibit or Schedule shall have the meaning ascribed to such term in this Agreement.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise expressly provided herein, any agreement, plan, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, plan, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

10.2.        Disclosures and Announcements. Both the timing and the content of all disclosure to third parties and public announcements concerning the transactions provided for in this Agreement by either Company or Buyer shall be subject to the approval of the other in all essential respects, except that Company’s approval shall not be required as to any statements and other information which Buyer may submit to the Securities and Exchange Commission (“SEC”) or that Buyer may be required to make pursuant to any rule or regulation of the SEC or otherwise required by law.

10.3.        Assignment; Parties in Interest.

(a)	Assignment. Except as expressly provided herein, the rights and obligations of a party hereunder may not be assigned, transferred or encumbered without the prior written consent of the other parties.

(b)
Parties in Interest.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto.  Nothing contained herein shall be deemed to confer upon any other person any right or remedy under or by reason of this Agreement.

10.4.        Law Governing Agreement. This Agreement shall be construed and interpreted according to the internal laws of the State of Nevada, without regard to principles of conflict of laws.  The parties hereby stipulate that any action or other legal proceeding arising under or in connection with this Agreement may be commenced and prosecuted in its entirety in the federal or state courts located in the Southern District of the State of California.  Each party hereby submits to the personal jurisdiction thereof, and the parties agree not to raise the objection that such courts are not a convenient forum.  Process and pleadings mailed to a party at the address provided in the Notice section herein shall be deemed properly served and accepted for all purposes.  The parties hereto waive the right to trial by jury in any proceeding hereunder.

10.5.        Amendment and Modification. The parties may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

10.6.        Survival. The representations and warranties contained in this Agreement shall not survive the Closing, at which time liability therefor shall cease.

10.7.        Notice. All notices, requests, demands and other communications hereunder shall be given in writing and shall be:  (i) personally delivered; (ii) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (iii) sent to the parties at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by private overnight mail courier service.  The respective addresses to be used for all such notices, demands or requests are as follows:

(a)	If to Buyer, to:

NuTech Digital, Inc.
3841 Hayvenhurst Drive,
Encino, CA 91436
Attention: Lee Kasper
Facsimile:

or to such other person or address as Buyer shall furnish to Company in writing.

(b)    If to Company, to:

Jump Communications
10390 Wilshire Boulevard
Penthouse 20
Los Angeles, California 90024
Attention: A. Fred Greenberg
Facsimile: (310) 777-0015

With a required copy to:

Fredric H. Aaron, Attorney at Law, PC
14 Vanderventer Avenue, Suite 212
Port Washington, NY 11050
Attention: Fredric H. Aaron, Esq.
Facsimile: (516) 802-3807

or to such other person or address as Company shall furnish to Buyer in writing.

If personally delivered, such communication shall be deemed delivered upon actual receipt; if electronically transmitted pursuant to this paragraph, such communication shall be deemed delivered the next business day after transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal.  Any party to this Agreement may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section.

10.8.        Expenses. In the event the transactions contemplated hereby are not fully consummated, each of the parties hereto shall bear their own respective expenses and the expenses of its counsel and other agents in connection with the transactions contemplated hereby. In the event the transactions contemplated hereby are fully consummated, then the Buyer shall bear the expense of the transaction, including expenses of counsel and other agents incurred by the Buyer before the closing (the “Pre-Closing Expenses”). Notwithstanding the foregoing, the total Pre-Closing Expenses to be borne by the Buyer shall not exceed $7,500.

10.9.
Entire Agreement; Enforceability. This Agreement, including all the Exhibits and Schedules, ancillary agreements and any other instruments to be executed and delivered by the parties hereto (the “Transaction Documents”):  (i) constitutes the entire agreement among the parties with respect to the transactions contemplated herein and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof and thereof, and (ii) shall be binding upon, and is solely for the benefit of, each party hereto and nothing in this Agreement is intended to confer upon any third party any rights or remedy of any nature whatsoever hereunder or by reason of this Agreement or any of the Transaction Documents.

10.10.
Severability. Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

10.11.      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties, it being understood that all parties need not sign the same counterpart.  Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by a party.

10.12.      Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Section, subsection, preamble, recital and party references are to this Agreement unless otherwise stated.  No party or its counsel shall be deemed the drafter of this Agreement for purposes of construing its provisions, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against any party.  The parties waive any rule of law or judicial precedent that provides that contractual ambiguities are to be construed against the party who shall have drafted the contractual provision in question.

[Signature Page to Asset Purchase Agreement Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

“Buyer”	NuTech Digital, Inc., a California corporation

/S/ Lee H. Kasper
By: Lee Kasper Title: President and CEO

“Company”	Jump Communications, Inc. a Nevada corporation

/S/ A. Frederick Greenberg
By: A. Fred Greenberg Title: Chairman

        Signature Page to Asset Purchase Agreement

EXHIBITS

Exhibit/Schedule	Description

Schedule 1.1	List of Purchased Assets

A	Form of Bill of Sale

3.2(b)	Form of License Agreement

3.2(c)	Form of Assignment and Assumption Agreement

3.3(c)	Form of Designation of Preferences

Schedule 5.6	Capital Stock

SCHEDULE 1.1

QTY	Manufacturer	Asset Description	Model #	Serial #
3	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
6	Alcatel	7470 MSP Network Switch Component	T1-2 OCT PRI CR R4.0	90-6351-01
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
6	Alcatel	7470 MSP Network Switch Control	PRI RJ45 D PNI	90-2543-01
8	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
1	Alcatel	7470 MSP Network Switch Control	46020 R3-2 Software	94-0215-45
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Control	Sun U60/300 128MB/4-2GB CS3D	90-8561-01
2	Alcatel	7470 MSP Network Switch Control	Sun 21" Color Monitor	90-4839-01
2	Alcatel	7470 MSP Network Switch Control	Sun Vid. Connector Adapter	90-6557-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
QTY	Manufacturer	Asset Description	Model #	Serial #
6	Alcatel	7470 MSP Network Switch Component	T1-2 OCT PRI CR R4.0	90-6351-01
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
6	Alcatel	7470 MSP Network Switch Control	PRI RJ45 D PNI	90-2543-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02
2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01

2	Alcatel	7470 MSP Network Switch Component	DRX Filler Plate: 7 Pk	90-2289-01
2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
4	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
4	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Support	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
6	Alcatel	7470 MSP Network Switch Control	PRI RJ45 D PNI	90-2543-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
QTY	Manufacturer	Asset Description	Model #	Serial #
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Support	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
3	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02

2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
2	Alcatel	7470 MSP Network Switch Component	DRX Filler Plate: 7 Pk	90-2289-01
2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
4	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
4	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02
2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
QTY	Manufacturer	Asset Description	Model #	Serial #
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	DRX Filler Plate: 7 Pk	90-2289-01
2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
3	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
4	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
5	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35

1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
3	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	DUAL MAU	90-6819-01
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Support	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
QTY	Manufacturer	Asset Description	Model #	Serial #
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02
2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	DRX Filler Plate: 7 Pk	90-2289-01
2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
3	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
6	Alcatel	7470 MSP Network Switch Component	T1-2 OCT PRI CR R4.0	90-6351-01
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
6	Alcatel	7470 MSP Network Switch Control	PRI RJ45 D PNI	90-2543-01

8	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
1	Alcatel	7470 MSP Network Switch Control	46020 R3-2 Software	94-0215-45
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Control	Sun U60/300 128MB/4-2GB CS3D	90-8561-01
2	Alcatel	7470 MSP Network Switch Control	Sun 21" Color Monitor	90-4839-01
2	Alcatel	7470 MSP Network Switch Control	Sun Vid. Connector Adapter	90-6557-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
6	Alcatel	7470 MSP Network Switch Component	T1-2 OCT PRI CR R4.0	90-6351-01
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
6	Alcatel	7470 MSP Network Switch Control	PRI RJ45 D PNI	90-2543-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
QTY	Manufacturer	Asset Description	Model #	Serial #
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02
2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
2	Alcatel	7470 MSP Network Switch Component	DRX Filler Plate: 7 Pk	90-2289-01
2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
4	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
4	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01

1	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Support	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
6	Alcatel	7470 MSP Network Switch Control	PRI RJ45 D PNI	90-2543-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Support	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
3	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
QTY	Manufacturer	Asset Description	Model #	Serial #
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02
2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
2	Alcatel	7470 MSP Network Switch Component	DRX Filler Plate: 7 Pk	90-2289-01

2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
4	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
4	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02
2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	DRX Filler Plate: 7 Pk	90-2289-01
2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
3	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
4	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
QTY	Manufacturer	Asset Description	Model #	Serial #
5	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01

1	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
3	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02
2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
QTY	Manufacturer	Asset Description	Model #	Serial #
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
2	Alcatel	7470 MSP Network Switch Component	DRX Filler Plate: 7 Pk	90-2289-01
2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
4	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
4	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Support	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35

1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
6	Alcatel	7470 MSP Network Switch Control	PRI RJ45 D PNI	90-2543-01
1	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
1	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
1	Alcatel	7470 MSP Network Switch Support	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	SHUB-2	90-6085-01
2	Alcatel	7470 MSP Network Switch Component	Integ CALLP/PNNI Card-2	90-6226-11
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
3	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01
1	Alcatel	7470 MSP Network Switch Component	OC3-2 MMF UNI/NNI R3.1	90-4905-23
1	Alcatel	7470 MSP Network Switch Component	Control Card I/O PNL US Tel	90-2295-01
1	Alcatel	7470 MSP Network Switch Component	36170 Tech Practice CD	90-4686-01
1	Alcatel	7470 MSP Network Switch Control	46020 R3.0 NM Software	90-2935-35
1	Alcatel	7470 MSP Network Switch Install	Installation	91-7001-01
2	Alcatel	7470 MSP Network Switch Component	Termination Card	90-2180-01
2	Alcatel	7470 MSP Network Switch Component	Switching Shelf	90-2181-01
QTY	Manufacturer	Asset Description	Model #	Serial #
2	Alcatel	7470 MSP Network Switch Component	DSC-1310/NSX/R3.1	90-3598-23
2	Alcatel	7470 MSP Network Switch Component	DRX-1310	90-2183-02
2	Alcatel	7470 MSP Network Switch Component	Peripheral Shelf-2	90-4907-01
2	Alcatel	7470 MSP Network Switch Component	Control Card 2	90-3346-01
2	Alcatel	7470 MSP Network Switch Component	Callp Card-2	90-5037-01
2	Alcatel	7470 MSP Network Switch Component	PNNI Routing Card -2	90-5037-03
2	Alcatel	7470 MSP Network Switch Component	Stratum 3 SSU 2 Module	90-3347-01
2	Alcatel	7470 MSP Network Switch Component	DS3-2 ATM UNI/NNI	90-5935-01
2	Alcatel	7470 MSP Network Switch Component	OC3-2 IR UNI/NNI R3.1	90-4905-21
2	Alcatel	7470 MSP Network Switch Component	Filler Plates DSC & H/S	90-2298-01
2	Alcatel	7470 MSP Network Switch Component	UCS Filler Plate: 6 Pk	90-2293-01
2	Alcatel	7470 MSP Network Switch Component	100/120V TO 48 VDC UPG Kit	90-2843-02
2	Alcatel	7470 MSP Network Switch Component	100/120V to 48VDC Rectifier	90-2843-01
2	Alcatel	7470 MSP Network Switch Support	On-Site Tech Support	91-0072-01
4	Alcatel	7470 MSP Network Switch Component	800M ISL Hub	90-3162-12
4	Alcatel	7470 MSP Network Switch Component	M-Serv Traffic Shaping	90-4724-01
4	Alcatel	7470 MSP Network Switch Component	ISL 10M-Simplex Cable	90-6014-02
6	Alcatel	7470 MSP Network Switch Component	T1 CR ATM Card	90-4671-41
6	Alcatel	7470 MSP Network Switch Component	MAU: PRI AMP/Champ	90-2542-01

EXHIBIT A

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that Jump Communications, Inc., a Nevada corporation (“Company”), for good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the date set forth below, hereby irrevocably grants, conveys, transfers and assigns unto NuTech Digital, Inc., a California corporation (“Buyer”), its successors and assigns, all of its right, title and interest in and to the Purchased Assets (as defined in that certain Asset Purchase Agreement entered into by and among Company and Buyer dated as of August 7, 2007 (the “Agreement”), and more fully set forth on Schedule 1.1 attached hereto (the “Purchased Assets”);

TO HAVE AND TO HOLD the same unto Buyer, its successors or assigns, forever, and Company does hereby covenant and agree that it will from time to time, if requested by Buyer, its successors and assigns, execute, acknowledge and deliver, or will cause to be done, executed and delivered to Buyer or its successors or assigns, such and all further acts, transfers, assignments, deeds, powers and assurances of title, and additional papers and instruments, and to cause to be done all acts or things as often as may be proper or necessary for better assuring, conveying, transferring and assigning all of the Purchased Assets hereby conveyed, transferred or assigned, and effectively to carry out the intent hereof, and to vest in the entire right, title and interest of Company in and to all of the said Purchased Assets.

IN WITNESS WHEREOF, Company has caused this instrument to be executed by its duly authorized officer this ___ day of July, 2007.

“Buyer”	NuTech Digital, Inc., a California corporation

________________________ By: Lee Kasper Title: President and CEO

“Company”	Jump Communications, Inc., a Nevada corporation

________________________ By: A. Fred Greenberg Title: Chairman

SCHEDULE 5.6

There currently exist the following options and warrants to purchase the common shares of the Buyer:

Warrants excersisable for 12,000,000 shares of common stock of the Buyer at the price of $.75 per share.

Options to purchase ________________ shares of common stock of the Buyer at the price of $.01 per share.